UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 29, 2023

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment and Compensation of William Ampofo as Director.
On June 29, 2023, Baxter International Inc. (the “Company”) appointed William Ampofo II to its Board of Directors (the “Board”). Mr. Ampofo has also been appointed to serve as a member of the Quality, Compliance & Technology Committee. Upon his appointment to the Board, the number of directors constituting the Board increased to eleven directors.
Mr. Ampofo has worked for the Boeing Company since 2016 and currently serves as Chair, Supply Chain Operations Council and Vice President, Parts & Distribution Services and Supply Chain, Boeing Global Services. Prior to joining Boeing, Mr. Ampofo spent 22 years at United Technologies Corporation working in roles of increasing responsibility related to finance, information technology, corporate strategy and operations.
Mr. Ampofo will be compensated for his service as a director pursuant to the Company’s Non-Employee Director Compensation Plan filed as Exhibit 10.27 to the Company’s Annual Report on Form 10-K filed on February 9, 2023 (the “2022 Form 10-K”), and will be eligible to participate in the Company’s Directors’ Deferred Compensation Plan filed as Exhibit 10.19 to the Company’s 2022 Form 10-K. In connection with joining the Board, Mr. Ampofo will be granted equity awards as compensation for a portion of his 2023 service (representing the period between June 29, 2023 and the Company’s 2024 annual meeting of stockholders) in an amount consistent with the awards granted annually to non-employee directors, prorated for the full calendar months to be served during such period in accordance with the terms of the Company’s Non-Employee Director Compensation Plan. A description of the Company’s non-employee director compensation arrangements can be found in the section titled “Proposal 1. Election of Directors-Director Compensation” in the Company’s definitive proxy statement for its 2023 annual meeting of stockholders filed on March 23, 2023 and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Ampofo and any other persons pursuant to which he was selected as a director, and there are no transactions involving Mr. Ampofo that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.
A copy of the press release issued by the Company on June 29, 2023 announcing the appointment of Mr. Ampofo is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Baxter International Inc,. dated June 29, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 29, 2023

BAXTER INTERNATIONAL INC.

By:	/s/ Ellen K. Bradford
Name:	Ellen K. Bradford
Title:	Senior Vice President and
Corporate Secretary